SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 28, 2005


                           HIGHLANDS BANKSHARES, INC.
           (Exact name of registrant as specified in its charter)


      West Virginia                       0-16761                55-0650793
------------------------            -------------------        -------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


         P. O. Box 929
     Petersburg, West Virginia                                     26847
--------------------------------                              ---------------
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8  Other Events

      This is an amendment of the Report on 8-K filed on November 8, 2005. The original reported payable date was filed incorrectly. The corrected information follows:

      The Board of Directors of Highlands Bankshares, Inc, at its regularly scheduled meeting held November 8, declared a dividend of 22 cents per share. This dividend is payable on December 15, 2005 to shareholders of record December 1, 2005



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HIGHLANDS BANKSHARES, INC.
                                       (Registrant)

                                       /s/ R. ALAN MILLER
                                       ------------------------------
                                       R. Alan Miller
                                       Finance Officer

November 28, 2005